UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 29, 2018

PLx Pharma Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36351	46-4995704
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8285 El Rio Street, Ste. 130, Houston, Texas		77054
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (713) 842-1249

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 29, 2018, PLx Pharma Inc. (the “Company”) entered into an employment agreement (the “Employment Agreement”) with Efthymios Deliargyris in connection with his appointment as the Company’s Chief Medical Officer, transitioning from his role as the Company’s Chief Medical Advisor.

The Employment Agreement provides that Mr. Deliargyris is entitled to receive an annual base salary of $335,000 and shall be eligible to receive a bonus pursuant to any bonus plan established by the Company’s Board of Directors with a target annual bonus of 50% of his base salary. The Employment Agreement also provides for the grant of equity awards pursuant to the Company’s 2015 Omnibus Incentive Plan or any successor plan. Consistent with the terms of his Employment Agreement, Mr. Deliargyris was granted options to purchase 70,000 shares of the Company’s common stock.

The Employment Agreement provides for an initial one year term and Mr. Deliargyris’s employment can be terminated at will. If Mr. Deliargyris’s employment is terminated by the Company other than for cause or by Mr. Deliargyris for good reason, he is entitled to receive severance equal to one year of his base salary payable in a lump sum and a pro rata portion of his annual bonus. Mr. Deliargyris is also entitled to vacation and other employee benefits in accordance with the Company’s policies.

The foregoing description of the Employment Agreement does not purport to be complete and is qualified in its entirety by reference to the Employment Agreement, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1	Employment Agreement, dated as of August 29, 2018, by and between the Company and Efthymios Deliargyris.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLX PHARMA INC.

Dated: August 31, 2018	By:	/s/ Natasha Giordano
		Name:	Natasha Giordano
		Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Employment Agreement, dated as of August 29, 2018, by and between the Company and Efthymios Deliargyris.